Exhibit 99.2

Supplemental Data

September 30, 2008

Table of Contents
Q3 2008 Supplemental

PAGE

About Gramercy Capital Corp.	3
Consolidated Financial Information
Comparative Balance Sheets	5, 6
Reconciliation of Discontinued Operations	7, 8
Comparative Statements of Operations	9
Comparative Computation of FFO	10
Condensed Consolidated Statement of Stockholders’ Equity	11
Capitalization Analysis	12
Debt Data
Consolidated Debt Summary Schedule	14
Debt Amortization Schedule by Years	15
Gramercy Finance
Finance Portfolio Summary	17
Loan and Bond Type	18
Loan Maturity Schedule	19
Loan Region and Property Type	20
Credit Ratings of CMBS Investments	21
Real Estate Securities Region and Property Type	22
Gramercy Realty
Realty Comparative Balance Sheets	24, 25
Realty Comparative Statements of Operations	26
Realty Portfolio Summary	27, 28
Portfolio Vacancies	29, 30
Lease Expiration	31, 32
Top Ten	33 - 35
Dispositions	36
Glossary	37
Corporate and Investor Information	38, 39

About Gramercy Capital Corp.
Q3 2008 Supplemental

About Gramercy Capital Corp.

Gramercy Capital Corp. is an integrated commercial real estate specialty finance and property investment company operating in two complementary areas: Gramercy Finance, which focuses on the direct origination and acquisition of whole loans, subordinate interests in whole loans, mezzanine loans, preferred equity, CMBS and other real estate securities; and Gramercy Realty, which focuses on the acquisition and management of commercial properties leased primarily to financial institutions and affiliated users throughout the United States.  Neither Gramercy Finance nor Gramercy Realty is a separate legal entity but are divisions of the Company through which the Compamy’s commercial real estate finance and property investment businesses are conducted.

Gramercy is externally-managed by GKK Manager LLC, which is a majority-owned subsidiary of SL Green Realty Corp. (NYSE: SLG). Gramercy is headquartered in New York City, and has regional investment and portfolio management offices in Los Angeles, California, Jenkintown, Pennsylvania, and Charlotte, North Carolina.

For more information on Gramercy Capital Corp., visit the Gramercy Capital Corp. website at http://www.gramercycapitalcorp.com.

Forward-Looking Information

This supplemental data contains “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this report that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future, including such matters as the strength of the commercial finance and real estate property markets, and the banking industry specifically,  competitive market conditions, unanticipated administrative costs, general and local economic conditions, interest rates, capital and credit market conditions, bankruptcies and defaults of borrowers or tenants in our properties or properties securing the Company’s debt investments, difficulties encountered in integrating American Financial Realty Trust into the Company, compliance with financial covenants, management changes, and other such matters are forward-looking statements. These statements are based on certain assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, general economic and business conditions, the business opportunities that may be presented to and pursued by the Company, changes in laws or regulations and other factors, many of which are beyond the control of the Company. Any such statements are not guarantees of future performance, and actual results or developments may differ materially from those anticipated in the forward-looking statements.

Consolidated

Financial Information

Comparative Balance Sheets - Assets
Q3 2008 Supplemental

(Unaudited - in thousands)

	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007

Assets
Real estate investments, at cost:
Land	$739,278	$741,619	$89,896	$88,720
Building and improvements	2,631,386	2,642,437	81,376	79,549
Less: accumulated depreciation	(36,356)	(19,170)	(2,573)	(2,015)
Total real estate investments, net	3,334,308	3,364,886	168,699	166,254

Cash and cash equivalents	95,195	55,201	307,647	293,126
Restricted cash	263,340	229,119	75,547	135,957
Pledged government securities, net	102,607	103,527	—	—
Loans and other lending investments, net	2,230,770	2,179,311	2,358,732	2,441,747
Commercial mortgage backed securities	857,402	855,815	835,922	791,983
Investment in joint ventures	93,087	68,799	53,066	49,440
Assets held for sale, net	204,314	397,030	195,178	194,998
Tenant and other receivables, net	52,276	52,565	—	—
Derivative instruments, at fair value	437	786	—	—
Accrued interest	22,027	33,040	30,911	32,587
Acquired lease assets, net	399,903	412,634	—	—
Deferred costs, net	74,256	78,441	53,310	56,109
Other assets	63,262	51,705	50,709	42,877
Total assets	$7,793,184	$7,882,859	$4,129,721	$4,205,078

Comparative Balance Sheets – Liabilities & Equity
Q3 2008 Supplemental

(Unaudited - in thousands)

	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007

Liabilities
Mortgage notes payable	$2,545,773	$2,557,181	$153,624	$153,624
Credit facilities	172,301	168,917	50,000	—
Repurchase agreements	107,994	94,915	166,777	200,197
Collaterized debt obligations	2,662,955	2,683,955	2,721,700	2,735,145
Total secured and other debt	5,489,023	5,504,968	3,092,101	3,088,966

Accounts payable and accrued expenses	110,679	117,299	21,921	35,188
Management and incentive fees payable	5,089	6,065	5,735	5,617
Dividends payable	2,341	34,675	24,280	93,992
Accrued interest payable	10,806	12,677	—	—
Deferred revenue	86,017	83,622	—	—
Below market lease liabilities, net	708,186	746,146	—	—
Leasehold interests, net	21,759	21,895	—	—
Liabilities related to assets held for sale	9,626	7,274	—	—
Derivative instruments, at fair value	83,718	63,902	116,148	72,495
Other liabilities	12,376	14,995	12,432	10,085
Junior subordinated deferrable interest debentures held by trusts that issued trust preferred securities	150,000	150,000	150,000	150,000
Total liabilities	6,689,620	6,763,518	3,422,617	3,456,343

Minority interest	2,463	2,386	—	—

Stockholders’ equity:
Common stock	51	51	34	34
Series A cumulative redeemable preferred stock	111,205	111,205	111,205	111,205
Additional paid-in-capital	1,081,055	1,079,851	687,426	685,958
Accumulated other comprehensive income	(82,991)	(58,627)	(108,859)	(65,658)
(Accumulated Deficit) retained earnings	(8,219)	(15,525)	17,298	17,196
Total stockholders’ equity	1,101,101	1,116,955	707,104	748,735

Total liabilities and stockholders’ equity	$7,793,184	$7,882,859	$4,129,721	$4,205,078

Reconciliation of Discontinued Operations
Q3 2008 Supplemental

(Unaudited - in thousands)

	Quarter Ended
	September 30, 2008	September 30, 2008	September 30, 2008
	Pre-DISCO	DISCO	Post-DISCO

Revenues:
Investment income	$60,552	$—	$60,552
Rental revenue	83,103	2,506	80,597
Gain on sales and other income	5,646	205	5,441
Operating expense reimbursements	35,699	2,257	33,442
Total revenues	185,000	4,968	180,032

Operating expenses:
Ground rent and leasehold obligations	5,049	185	4,864
Real estate taxes	10,942	1,050	9,892
Utilities	12,935	1,143	11,792
Other property operating expenses	23,331	3,290	20,041
Direct billable expenses	3,336	42	3,294
Total operating expenses	55,593	5,710	49,883
Net operating income	129,407	(742)	130,149

Other income (expenses):
Gain on extinguishment of debt	11,681	—	11,681
Management fees	(8,025)	—	(8,025)
Incentive fee	—	—	—
Marketing, general and administrative	(5,100)	—	(5,100)
Provision for loan loss	(18,875)	—	(18,875)
Total other income (expenses)	(20,319)	—	(20,319)

EBITDA	109,088	(742)	109,830

Interest expense	78,504	(82)	78,586
Depreciation and amortization	22,337	2	22,335
Income before minority interest	8,247	(662)	8,909

Equity in net income from unconsolidated joint ventures	1,416	—	1,416

Provision for taxes	(36)	—	(36)
Minority interest	32	8	24

Net income from continuing operations	$9,659	$(654)	$10,313

Net loss from discontinued operations	—	654	(654)

Net income	$9,659	$—	$9,659

Reconciliation of Discontinued Operations
Q3 2008 Supplemental

(Unaudited - in thousands)

	Year to Date Ended
	September 30, 2008	September 30, 2008	September 30, 2008
	Pre-DISCO	DISCO	Post-DISCO

Revenues:
Investment income	$197,882	$—	$197,882
Rental revenue	168,955	5,605	163,350
Gain on sales and other income	15,121	570	14,551
Operating expense reimbursements	69,841	4,848	64,993
Total revenues	451,799	11,023	440,776

Operating expenses:
Ground rent and leasehold obligations	9,341	385	8,956
Real estate taxes	22,166	2,360	19,806
Utilities	23,769	2,312	21,457
Other property operating expenses	46,787	6,666	40,121
Direct billable expenses	5,096	57	5,039
Total operating expenses	107,159	11,780	95,379
Net operating income	344,641	(757)	345,397

Other income (expenses):
Gain on extinguishment of debt	33,378	—	33,378
Management fees	(24,275)	—	(24,275)
Incentive fee	(5,100)	—	(5,100)
Marketing, general and administrative	(11,989)	—	(11,989)
Provision for loan loss	(50,089)	—	(50,089)
Total other income (expenses)	(58,075)	—	(58,075)

EBITDA	286,566	(757)	287,322

Interest expense	198,264	479	197,785
Depreciation and amortization	46,627	2	46,625
Income before minority interest	41,675	(1,237)	42,912

Equity in net income from unconsolidated joint ventures	6,117	—	6,117

Provision for taxes	(47)	—	(47)
Minority interest	(219)	(2)	(217)

Net income from continuing operations	$47,526	$(1,239)	$48,765

Net loss from discontinued operations, net of minority interest	$—	$1,795	$(1,795)
Yield Maintenance	—	(556)	556

Net loss from discontinued operations	—	1,239	(1,239)

Net income	$47,526	$—	$47,526

Comparative Statements of Operations
Q3 2008 Supplemental

(Unaudited - in thousands, except per share data)

	Quarter Ended		Quarter Ended		Year to Date Ended
	September 30, 2008	September 30, 2007	June 30, 2008	June 30, 2007	September 30, 2008	September 30, 2007

Revenues:
Investment income	$60,552	$85,796	$63,003	$72,828	$197,882	$218,593
Rental revenue	80,597	2,523	79,580	1,850	163,350	6,109
Operating expense reimbursements	33,442	—	32,014	—	64,993	—
Gain on sales and other income	5,441	1,895	4,558	3,625	14,551	11,949
Total revenues	180,032	90,214	179,155	78,303	440,776	236,651

Operating expenses:
Other property operating expenses	20,041	—	20,293	—	40,121	—
Real estate taxes	9,892	—	10,265	—	19,806	—
Ground rent and leasehold obligations	4,864	—	4,094	—	8,956	—
Utilities	11,792	—	9,903	—	21,457	—
Direct billable expenses	3,294	—	1,747	—	5,039	—
Total operating expenses	49,883	—	46,302	—	95,379	—
Net operating income	130,149	90,214	132,853	78,303	345,397	236,651

Other income (expenses):
Gain on extinguishment of debt	11,681	—	18,198	—	33,378	—
Management fees	(8,025)	(5,923)	(9,106)	(5,414)	(24,275)	(16,176)
Incentive fee	—	(22,868)	(2,604)	(3,784)	(5,100)	(29,469)
Marketing, general and administrative	(5,100)	(3,145)	(4,067)	(4,103)	(11,989)	(11,068)
Provision for loan loss	(18,875)	(2,500)	(23,214)	(2,900)	(50,089)	(6,648)
Total other income (expenses)	(20,319)	(34,436)	(20,793)	(16,201)	(58,075)	(63,361)

EBITDA	109,830	55,778	112,060	62,102	287,322	173,290

Interest expense	78,586	50,601	77,678	39,209	197,785	126,271
Depreciation and amortization	22,335	1,188	22,232	1,088	46,625	2,947
Income before minority interest	8,909	3,989	12,150	21,805	42,912	44,072

Equity in net income from unconsolidated joint ventures	1,416	1,264	1,591	484	6,117	1,053

Gain from sale of unconsolidated joint venture interest	—	92,235	—	—	—	92,235
Provision for taxes	(36)	(338)	—	(429)	(47)	(1,301)
Minority interest	24	—	(241)	—	(217)	—

Net income from continuing operations	10,313	97,150	13,500	21,860	48,765	136,059

Net loss from discontinued operations, net of minority interest	(654)	—	(1,104)	—	(1,795)	—
Yield maintenance	—	—	—	—	556	—
Net loss from discontinued operations	(654)	—	(1,104)	—	(1,239)	—

Net income	9,659	97,150	12,396	21,860	47,526	136,059
Preferred stock dividends	(2,336)	(2,336)	(2,336)	(1,895)	(7,008)	(4,231)
Net income available to common stockholders	$7,323	$94,814	10,060	$19,965	$40,518	$131,828

Basic earnings per share:
Net income available to common stockholders	$0.14	$3.60	$0.20	$0.77	$0.89	$5.04
Diluted earnings per share:
Net income available to common stockholders	$0.14	$3.43	$0.20	$0.73	$0.88	$4.79

Dividends per common share	—	$0.63	$0.63	$0.63	$1.26	$1.82

Basic weighted average common shares outstanding	51,307	26,339	51,166	26,049	45,736	26,139

Diluted weighted average common shares and common share equivalents outstanding	51,356	27,638	51,291	27,462	45,814	27,527

Comparative Computation of FFO
Q3 2008 Supplemental

(Unaudited - in thousands, except per share data)

	Quarter Ended		Year to Date Ended		Quarter Ended
	September 30, 2008	September 30, 2007	September 30, 2008	September 30, 2007	June 30, 2008	June 30, 2007

Net income available to common stockholders	$7,323	$21,573	$40,518	$58,587	$10,060	$19,965
Add:
Depreciation and amortization	25,677	3,149	55,988	8,742	25,721	3,174
FFO adjustment for unconsolidated joint ventures	104	753	469	4,646	179	1,946
Less:
Non-real estate depreciation and amortization	(2,489)	(2,538)	(9,402)	(6,966)	(3,036)	(2,592)
Funds from operations	$30,615	$22,937	$87,573	$65,009	$32,924	$22,493

Funds from operations per share - basic	$0.60	$0.87	$1.92	$2.49	$0.64	$0.86

Funds from operations per share - diluted	$0.60	$0.83	$1.91	$2.36	$0.64	$0.82

Consolidated Statement of Stockholders’ Equity
Q3 2008 Supplemental

(Unaudited - in thousands)

			Series A	Additional	Accumulated Other	(Accumulated Deficit) /
			Preferred	Paid-	Comprehensive	Retained		Comprehensive
	Shares	Par Value	Stock	In-Capital	Income (Loss)	Earnings	Total	Income
Balance at December 31, 2007	34,850	$34	$111,205	$685,958	$(65,658)	$17,196	$748,735
Net income	—	—	—	—	—	47,526	47,526	$47,526
Change in net unrealized gain (loss) on derivative instruments	—	—	—	—	(10,652)	—	(10,652)	(10,652)
Reclassification adjustments from cash flow hedges included in net income	—	—	—	—	(6,789)	—	(6,789)	(6,789)
Change in net unrealized gain (loss) on commercial mortgage-backed securities previously available for sale	—	—	—	—	108	—	108	108
Issuance of common stock in connection with American Financial Realty Trust acquisition	16,280	16	—	389,793	—	—	389,809	—
Amortization of restricted stock awards	—	—	—	957	—	—	957	—
Issuance of stock - stock purchase plan	5	—	—	46	—	46	46
Proceeds from stock option exercises	86	1	—	1,305	—	—	1,306	—
Stock based compensation - fair value	—	—	—	2,071	—	—	2,071	—
Deferred compensation plan, net	95	—	—	925	—	—	925	—
Dividends declared on common stock	—	—	—	—	—	(65,933)	(65,933)	—
Dividends declared on preferred stock	—	—	—	—	—	(7,008)	(7,008)	—
Balance at September 30, 2008	51,316	$51	$111,205	$1,081,055	$(82,991)	$(8,219)	$1,101,101	$30,193

Capitalization Analysis
Q3 2008 Supplemental

(Unaudited - in thousands, except per share data)

	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007

Market Capitalization

Common stock:
Common shares outstanding	51,316,586	51,295,294	34,853,911	34,850,577
Share price (end of period)	$2.59	$11.59	$20.93	$24.31

Preferred Stock:
Outstanding Shares	4,600,000	4,600,000	4,600,000	4,600,000
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00

Equity market capitalization	$247,910	$709,512	$844,492	$962,218

Secured and Other Debt

Mortgage notes payable	$2,545,773	$2,557,181	$153,624	$153,624

Secured credit facility CDO’s	2,662,955	2,683,955	2,721,700	2,735,145
Total secured debt	5,208,728	5,241,136	2,875,324	2,888,769

Reverse Repurchase Agreements	107,994	94,915	166,777	200,197
Unsecured credit facility	172,301	168,917	50,000	—
Trust Preferred	150,000	150,000	150,000	150,000
Total unsecured debt	430,295	413,832	366,777	350,197

Total debt	$5,639,023	$5,654,968	$3,242,101	$3,238,966

Total enterprise value (debt and equity market capitalization)	$5,886,933	$6,364,480	$4,086,593	$4,201,184

Available under Lines of Credit and Facilities

Secured line commitment	$412,100	$900,000	$900,000	$900,000
Maximum available based on collateral pool	147,078	150,727	228,761	257,383
Balance outstanding	107,994	111,355	176,678	198,316
Availability	39,084	39,372	52,083	59,067
Mark To Market Adjustment	3,123	1,785	13,443	5,224
Restricted Liquidity	35,961	37,125	38,289	39,396
Net Available Liquidity	—	462	351	14,447

Unfunded Commitments	16,869	16,340	19,967	22,716
Available Pledge Capacity	248,153	732,933	651,272	619,901

Unsecured line commitment	175,000	175,000	175,000	175,000
Balance outstanding	172,301	168,917	50,000	—
Availability	2,699	6,083	125,000	175,000

Total availability	$250,852	$739,478	$776,623	$809,348

Common Stock Price

High	$11.89	$22.36	$24.00	$28.51

Low	$2.48	$11.59	$15.54	$21.10

Current (as of September 30, 2008)	$2.59

Debt Data

Debt Summary Schedule
Q3 2008 Supplemental

(dollars in millions)

					Remaining
		As of	Coupon		2008
	Number of	9/30/2008	Interest	Remaining	Principal	Maturity
Mortgage/Borrowing	Properties	Balance (1)	Rate (2)	Term (Yrs)	Repayment	Date
Secured Fixed-Rate Debt:
Bank of America - BBD1	116	$363.7	5.47%	5.2	$2.7	Dec-2013
Bank of America - BBD2	139	$220.5	5.96%	10.9	$0.9	Sep-2019
Dana - Bank of America	15	$180.0	5.61%	9.3	$0.0	Jan-2018
55 Corporate (49.75%)	1	$94.5	5.75%	7.9	$0.0	Jun-2016
101 Independence	1	$75.5	5.53%	8.0	$0.3	Oct-2016
292 Madison (100%)	1	$59.1	6.17%	9.0	$0.0	Jul-2017
BOA Plaza - St Louis	1	$54.3	4.55%	0.8	$0.6	Jul-2009
Pitney Bowes - Bank of America	71	$51.3	5.33%	14.0	$2.0	Oct-2022
One Citizens Plaza	1	$43.5	5.70%	3.3	$0.0	Jan-2012
801 Market Street	1	$40.9	6.17%	4.3	$0.2	Feb-2013
Beaver Valley	1	$40.3	5.06%	6.3	$0.2	Jan-2015
FSI 6000D	16	$31.3	5.80%	8.7	$0.0	Jun-2017
FSI 6000B	16	$30.0	5.80%	8.7	$0.0	Jun-2017
FSI 6000A	15	$26.4	6.80%	9.0	$0.0	Oct-2017
Pitney Bowes - Wachovia A	23	$22.8	5.50%	14.7	$0.3	Jun-2023
FSI 6000C	15	$22.7	6.80%	9.0	$0.0	Oct-2017
Sterling Bank	14	$19.9	5.57%	8.3	$0.0	Jan-2017
Jenkins Court	1	$14.4	8.29%	1.9	$0.1	Aug-2010
Charleston	1	$9.2	7.44%	2.3	$0.0	Jan-2011
Debt With Principal Balance < $3 Million	30	$40.6	5.90%	4.9	$0.4	n/a
Total Secured Fixed-Rate Debt	479	$1,441.0	5.70%	7.6	$7.6	n/a
Unsecured Fixed-Rate Debt(3):
Trust Preferred Securities I	n/a	$50.0	7.57%	26.9	$0.0	May-2035
Trust Preferred Securities II	n/a	$50.0	7.75%	27.1	$0.0	Aug-2035
Trust Preferred Securities III	n/a	$50.0	7.65%	27.5	$0.0	Jan-2036
Total Unsecured Fixed-Rate Debt	n/a	$150.0	7.66%	27.2	$0.0	n/a

Total Fixed-Rate Debt	479	$1,591.0	5.89%	9.4	$7.6	n/a

Secured Floating-Rate Debt:
CDO 2007-1	n/a	$1,016.2	3m L+0.460%	9.3	$0.0	Sep-2017
CDO 2006-1	n/a	$862.0	3m L+0.370%	6.3	$0.0	Sep-2014
CDO 2005-1	n/a	$784.7	3m L+0.490%	5.3	$0.0	Sep-2013
KBS/Goldman/Citigroup/SL Green Mezzanine	0	$598.1	1m L+4.350%	1.4	$0.0	Mar-2010
Goldman/Citigroup/SL Green Mortgage	201	$244.1	1m L+4.350%	1.4	$0.0	Mar-2010
PB Capital	48	$240.0	1m L+1.650%	4.5	$0.0	Apr-2013
Wachovia Repurchase Facility	n/a	$76.1	1m L+2.425%	2.1	$0.0	Jul-2010
Goldman Repurchase Facility	n/a	$31.9	1m L+1.500%	1.2	$0.0	Sep-2009
Total Secured Floating-Rate Debt	249	$3,853.1		5.6	$0.0	n/a

Unsecured Floating-Rate Debt:
Key Bank Unsecured Facility	n/a	$172.3	1m L+1.650%	1.8	$0.0	May-2010
Total Unsecured Floating-Rate Debt	n/a	$172.3		1.8	$0.0	n/a

Total Floating-Rate Debt	249	$4,025.4		5.4	$0.0	n/a

Total Debt	728	$5,616.3		6.5	$7.6	n/a

% Secured Debt Balance to Total Debt						94.3%
% Fixed-Rate Debt Balance to Total Debt (including the effect of Interest Rate SWAPS)						48.8%

(1) Current Principal Balance shown does not include GAAP FMV adjustments or discount/premium amounts

(2) Coupon Interest Rate is the stated coupon and is not adjusted for our hedging activity

(3) Fixed rate for the first ten years and floating rate thereafter

Debt Amortization Schedule by Years
Q3 2008 Supplemental

(dollars in millions)

Debt Summary						Remaining Debt Amortization
			Current	Coupon							2013	2018
		Number of	Principal	Interest	Remaining						Through	Through
Mortgage/Borrowing		Properties	Balance (7)	Rate (8)	Term (Yrs)	2008	2009	2010	2011	2012	2017	2022	> 2022
CDO 2007-1	(1)	n/a	$1,016.2	3m L+0.460%	9.3	0.0	0.0	0.0	0.0	0.0	1,016.2	0.0	0.0
CDO 2006-1	(1)	n/a	$862.0	3m L+0.370%	6.3	0.0	0.0	0.0	0.0	0.0	862.0	0.0	0.0
CDO 2005-1	(1)	n/a	$784.7	3m L+0.490%	5.3	0.0	0.0	0.0	0.0	0.0	784.7	0.0	0.0
Goldman Mezzanine	(2)	0	$598.1	1m L+4.350%	1.4	0.0	0.0	598.1	0.0	0.0	0.0	0.0	0.0
Bank of America - BBD1	(3)	116	$363.7	5.467%	5.2	2.7	11.2	11.9	12.6	13.2	312.1	0.0	0.0
Goldman Mortgage	(4)	201	$244.1	1m L+4.350%	1.4	0.0	0.0	244.1	0.0	0.0	0.0	0.0	0.0
PB Capital	(5)	48	$240.0	1m L+1.650%	4.5	0.0	0.0	0.0	0.0	0.0	240.0	0.0	0.0
Bank of America - BBD2		139	$220.5	5.963%	10.9	0.9	3.6	3.8	4.0	4.2	25.6	178.5	0.0
Dana - Bank of America		15	$180.0	5.610%	9.3	0.0	0.0	0.0	0.0	0.0	4.9	175.1	0.0
Key Bank Unsecured Facility		n/a	$172.3	1m L+1.650%	1.8	0.0	0.0	172.3	0.0	0.0	0.0	0.0	0.0
55 Corporate (49.75%)		1	$94.5	5.750%	7.9	0.0	0.0	0.0	0.0	0.0	94.5	0.0	0.0
Wachovia Repurchase Facility	(9)	n/a	$76.1	1m L+2.425%	2.1	0.0	0.0	76.1	0.0	0.0	0.0	0.0	0.0
101 Independence		1	$75.5	5.527%	8.0	0.3	1.3	1.4	1.5	1.6	69.4	0.0	0.0
292 Madison (100%)		1	$59.1	6.170%	9.0	0.0	0.0	0.0	0.0	0.0	59.1	0.0	0.0
BOA Plaza - St Louis		1	$54.3	4.546%	0.8	0.6	53.7	0.0	0.0	0.0	0.0	0.0	0.0
Pitney Bowes - Bank of America		71	$51.3	5.328%	14.0	2.0	1.6	1.6	1.7	1.8	10.7	32.0	0.0
Trust Preferred Securities I		n/a	$50.0	7.570%	26.9	0.0	0.0	0.0	0.0	0.0	0.0	0.0	50.0
Trust Preferred Securities II		n/a	$50.0	7.750%	27.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0	50.0
Trust Preferred Securities III		n/a	$50.0	7.650%	27.5	0.0	0.0	0.0	0.0	0.0	0.0	0.0	50.0
One Citizens Plaza		1	$43.5	5.703%	3.3	0.0	0.0	0.0	0.0	43.5	0.0	0.0	0.0
801 Market Street		1	$40.9	6.170%	4.3	0.2	0.7	0.7	0.8	0.8	37.6	0.0	0.0
Beaver Valley		1	$40.3	5.055%	6.3	0.2	0.7	0.8	0.8	0.9	36.9	0.0	0.0
FSI 6000D		16	$31.3	5.800%	8.7	0.0	0.0	0.2	0.4	0.4	30.3	0.0	0.0
FSI 6000B		16	$30.0	5.800%	8.7	0.0	0.0	0.2	0.4	0.4	29.1	0.0	0.0
FSI 6000A		15	$26.4	6.800%	9.0	0.0	0.0	0.0	0.0	0.0	26.4	0.0	0.0
Pitney Bowes - Wachovia A		23	$22.8	5.496%	14.7	0.3	1.0	1.1	1.2	1.2	7.3	9.6	1.1
FSI 6000C		15	$22.7	6.800%	9.0	0.0	0.0	0.0	0.0	0.0	22.7	0.0	0.0
Sterling Bank		14	$19.9	5.565%	8.3	0.0	0.0	0.0	0.0	0.0	19.9	0.0	0.0
Goldman Repurchase Facility	(10)	n/a	$31.9	1m L+1.500%	1.2	0.0	31.9	0.0	0.0	0.0	0.0	0.0	0.0
Jenkins Court		1	$14.4	8.290%	1.9	0.1	0.2	14.1	0.0	0.0	0.0	0.0	0.0
Charleston		1	$9.2	7.438%	2.3	0.0	0.2	0.2	8.7	0.0	0.0	0.0	0.0

Debt With Principal Balance >=$1 Million & <$3 Million	(6)	18	$32.7	5.82%	4.5	0.3	1.3	1.4	1.4	8.1	20.2	0.0	0.0

Debt With Principal Balance < $1 Million*		12	$7.9	6.21%	6.9	0.1	0.3	0.3	0.4	4.1	1.8	0.8	0.2

Total / Weighted Avg		728	$5,616.3			$7.6	$107.8	$1,128.3	$33.8	$80.3	$1,048.4	$395.9	$151.3

(1)   Stated Coupon is the combined weighted average of all classes of securities.  Maturity dates listed are weight average remaining life.

(2)   GS Mezzanine Loan collateralized by Equity Interest in Gramercy Realty properties - Maturity date is 3/9/2010 with option to extend to 3/9/2011 - 1M LIBOR cap of 5.25%

(3)   $85.7mm is collateralized by defeasance securities

(4)   GS Mortgage Loan floating rate based on LIBOR + 435pbs - Maturity date is 3/9/2010 with option to extend to 3/9/2011

(5)   PB Capital Loan floating rate based on LIBOR + 165pbs

(6)   $3.5mm is collateralized by defeasance securities (3 Loans)

(7)   Current Principal Balance shown does not include GAAP FMV adjustments or discount/premium amounts

(8)   Schedule does not include any impact as a result of our hedging activity

(9)   Extendable to July 2011

(10)  Extendable to December 2010

Gramercy Finance

Gramercy Finance – Portfolio Summary Q3 2008 Supplemental

(dollars in thousands)

Loan Portfolio and Commercial Real Estate Securities - 9/30/08

	Debt		Fixed Rate:	Floating Rate:
Type	Investments	Percentage	Effective Yield	Effective Spread
Whole Loans - Floating Rate	$1,245,982	55.9%		372	bps
Whole Loans - Fixed Rate	164,618	7.4%	7.10%
Subordinate Mortgage - Floating Rate	101,179	4.5%		401	bps
Subordinate Mortgage - Fixed Rate	62,832	2.8%	9.26%
Mezzanine Loans - Floating Rate	432,117	19.4%		670	bps
Mezzanine Loans - Fixed Rate	212,052	9.5%	9.49%
Preferred Equity - Fixed Rate	11,990	0.5%	10.22%
Subtotal (1)	$2,230,770	100.0%	8.61%	446	bps

Real Estate Securities - Floating Rate	$69,460	8.1%		687	bps
Real Estate Securities - Fixed Rate	787,942	91.9%	6.22%
Subtotal	$857,402	100.0%	6.22%	687	bps

Total / Average	$3,088,172		7.09%	455	bps

(1) Weighted Average Effective Yield and Weighted Average Effective Spread calculations include loans classified as
Non-Performing. The schedule includes Non-Performing loans classified as Whole Loans - Floating Rate of approximately $100.1 million with effective spread of 500 basis points, and Non-Performing loans classified as Subordinate - Floating Rate of approximately $18.9 million with an effective spread of 311 basis points, and Non-Performing loans classified as Whole Loans - Fixed Rate of approximately $69.8 million with an effective yield of 7.67%.

Gramercy Finance – Loan and Bond Type Q3 2008 Supplemental

(dollars in thousands)

Loan Portfolio by Type - 9/30/08

Type	No.	Principal	Percentage
Floating	56	$1,779,278	79.8%
Fixed	16	451,492	20.2%
Total	72	$2,230,770	100.0%

Real Estate Securities by Type - 9/30/08

Type	No.	Principal	Percentage
Floating	8	$69,460	8.1%
Fixed	63	787,942	91.9%
Total	71	$857,402	100.0%

Gramercy Finance – Loan Maturity Schedule Q3 2008 Supplemental

(dollars in thousands)

Loan Portfolio by Current Maturity - 9/30/08

Year	No.	Principal	Percentage
2008	7	$232,009	10.4%
2009	38	1,208,962	54.2%
2010	13	390,473	17.5%
2011	2	30,890	1.4%
2012	2	63,086	2.8%
Thereafter	10	305,350	13.7%
Total	72	$2,230,770	100.0%

Note: Current Maturity may not reflect extension options available to Borrower.

Gramercy Finance – Loan Region and Property Type Q3 2008 Supplemental

(dollars in thousands)

Loan Portfolio by Region - 9/30/08

Region	No. (1)	Principal	Percentage
Northeast	32	$1,156,707	51.9%
West	14	551,344	24.7%
Various	9	231,276	10.4%
Southwest	4	81,329	3.6%
Mid-Atlantic	4	74,586	3.3%
Southeast	2	69,755	3.1%
Midwest	2	40,608	1.8%
South	2	21,417	1.0%
Other	3	3,747	0.2%
Total	72	$2,230,770	100.0%

Loan Portfolio by Property Type - 9/30/08

Property Type	No. (1)	Principal	Percentage
Office - CBD	18	$639,849	28.7%
Hotel	11	348,354	15.6%
Multifamily	10	325,711	14.6%
Retail	8	254,337	11.4%
Office - Suburban	8	232,318	10.4%
Land - Commercial	5	208,053	9.3%
Land - Residential	3	82,775	3.7%
Condo	3	59,556	2.7%
Industrial	2	53,258	2.4%
Mixed-Use	1	22,813	1.0%
Other	3	3,747	0.2%
Total	72	$2,230,770	100.0%

(1) Represents the number of Assets owned, not the property count of the underlying collateral.

Gramercy Finance – Credit Ratings of CMBS Investments
Q3 2008 Supplemental

(dollars in thousands)

Real Estate Securities by Rating - 9/30/08

Rating	Balance	Percentage
AAA	$788,597	92.0%
AA	29,580	3.4%
BBB-	11,856	1.4%
BB+	7,432	0.9%
BB	4,815	0.6%
B+	4,652	0.5%
B	4,226	0.5%
B-	5,216	0.6%
Not Rated	1,030	0.1%
Total	$857,402	100.0%

Gramercy Finance – Real Estate Securities Region and Property Type
Q3 2008 Supplemental

(dollars in thousands)

Real Estate Securities Portfolio by Region - 9/30/08

Region	Balance	Percentage
Northeast	$199,603	23.4%
West	170,053	19.9%
South	143,637	16.8%
Southwest	116,661	13.6%
Midwest	113,010	13.2%
Mid-Atlantic	109,286	12.8%
Other (1)	1,490	0.2%
US Territories (2)	585	0.1%
Various	354	0.04%
Total (3)	$854,681	100.0%

Real Estate Securities Portfolio by Property Type - 9/30/08

Property Type	Balance	Percentage
Office	$291,254	34.1%
Retail	207,816	24.3%
Multifamily (4)	158,048	18.5%
Hotel	88,618	10.4%
Industrial	50,897	6.0%
Mixed-Use	34,248	4.0%
Self Storage	11,624	1.4%
Other	11,485	1.3%
Condo	691	0.1%
Total (3)	$854,681	100.0%

(1) Includes seven properties located outside of the US and US Territories.

(2) Includes properties located in Puerto Rico and Guam.

(3) Does not include $2.7 million of REIT debt that also serves as collateral for one bond.

(4) Includes Multifamily and Manufactured Housing.

Gramercy Realty

Gramercy Realty – Comparative Balance Sheets - Assets
Q3 2008 Supplemental

(unaudited - in thousands)

	September 30, 2008	June 30, 2008
Assets

Real estate investments, at cost:
Land	$647,123	$650,594
Building and improvements	2,550,010	2,561,050
Acquired lease assets	415,633	420,493
Assets held for sale	190,845	218,927
	3,803,611	3,851,064
Less: accumulated depreciation	(48,334)	(24,018)
Total real estate investment directly owned	3,755,277	3,827,046

Investment in joint venture	12,122	12,795

Total real estate portfolio combined	3,767,399	3,839,841

Cash and cash equivalents	25,890	36,206
Restricted cash	94,579	89,980
Pledged government securities, net	102,607	103,527
Other assets held for sale, net	2,699	2,336
Tenant and other receivables	52,276	55,298
Deferred costs, net	24,589	28,024
Other assets	19,214	16,518

Total assets	$4,089,253	$4,171,730

Gramercy Realty – Comparative Balance Sheets – Liabilities & Equity
Q3 2008 Supplemental

(unaudited - in thousands)

	September 30, 2008	June 30, 2008
Liabilities and Stockholders’ Equity

Liabilities:
Credit facilities	$—	$93,917
Mortgage notes payable	2,540,743	2,473,676
Total debt	2,540,743	2,567,593

Accrued interest	10,806	10,200
Accounts payable and accrued expenses	76,277	91,673
Deferred revenue	86,017	83,622
Below market lease liabilities, net	708,186	746,146
Leasehold interests liabilities, net	21,759	21,895
Liabilities related to assets held for sale	9,626	7,274

Total liabilities	3,453,414	3,528,403

Minority interest	2,463	2,386

Stockholders’ equity:
Investment by Gramercy Capital Corp	805,200	805,200
Due to Gramercy Capital Corp	(169,805)	(162,872)
Retained earnings	(2,019)	(1,387)
Total stockholders’ equity	633,376	640,941

Total liabilities and stockholders’ equity	$4,089,253	$4,171,730

Gramercy Realty – Comparative Statements of Operations
Q3 2008 Supplemental

(unaudited - in thousands)

	Quarter Ended		Year to Date Ended
	September 30, 2008	June 30, 2008	September 30, 2008
Revenues:
Rental revenue	$77,006	$75,586	$152,592
Operating expense reimbursements	33,442	31,551	64,993
Interest and other income	1,218	1,091	2,309
Total revenues	111,666	108,228	219,894

Operating expenses:
Ground rents and leasehold obligations	4,864	4,092	8,956
Real estate taxes	9,892	9,914	19,806
Utilities	11,792	9,665	21,457
Other property operating expenses	20,041	20,080	40,121
Direct billable expenses	3,294	1,745	5,039
Total operating expenses	49,883	45,496	95,379
Net operating income	61,783	62,732	124,515

Other expenses:
Marketing, general and administrative	825	870	1,695
Total other expenses	825	870	1,695

EBITDA	60,958	61,862	122,820

Interest expense	39,824	40,434	80,258
Depreciation and amortization	21,436	20,914	42,350
Income (loss) before minority interest and equity in loss from unconsolidated joint venture	(302)	514	212

Equity in net loss from unconsolidated joint venture	(674)	(728)	(1,402)

Minority interest	24	(241)	(217)

Net income (loss) from continuing operations	$(952)	$(455)	$(1,407)

Net income (loss) from discontinued operations, net of minority interest	$321	$(1,489)	$(1,168)
Yield maintenance fees	—	556	556

Net income (loss) from discontinued operations	321	(933)	(612)

Net loss	$(631)	$(1,388)	$(2,019)

Gramercy Realty – Portfolio Summary
Q3 2008 Supplemental

Gramercy Realty Portfolio

	Gramercy Realty Portfolio, as of June 30, 2008(1)	Dispositions(2)	New Leasing	Lease Terminations / Expirations	Remeasure / Adjustments	Gramercy Realty Portfolio, as of Sept. 30, 2008
Number of Properties	1,032	(17)				1,015
Branches	673	(13)				660
Office Buildings	348	(4)				344
Land	11	—				11

Rentable Sq. Ft.	28,052,554	(228,266)			(1)	27,824,287
Branches	4,367,552	(99,067)			1	4,268,486
Office Buildings	23,685,002	(129,199)			(2)	23,555,801

Occupied Sq. Ft.	24,583,739	(142,160)	57,567	(99,534)	139	24,399,751
Branches	3,554,829	(44,676)	9,321	(22,802)	551	3,497,223
Office Buildings	21,028,910	(97,484)	48,246	(76,732)	(412)	20,902,528

Occupancy	87.6%					87.7%

% of Base Revenue from:
Financial Institutions	81.1%					80.9%
“A” Rated Tenants	75.0%					74.7%
Net Leases	80.6%					80.4%

Lease Expiration (% of Base Revenue within Next Twelve Months)	2.2%					1.7%

Weighted Average Remaining Lease Term (years)	10.8					10.6

(1)  Adjusted to include one leasehold interest (4,166 sq. ft.) that was acquired in a prior quarter, but was not previously reported.

(2)  Includes one leasehold termination.

Gramercy Realty – Portfolio Summary – Core, Value-Add and Held for Sale
Q3 2008 Supplemental

Core

	Gramercy Realty Core Assets, as of June 30, 2008	Dispositions	Reclass	New Leasing	Lease Terminations / Expirations	Remeasure / Adjustments	Gramercy Realty Core Assets, as of Sept. 30, 2008

Number of Properties	652	(2)	(3)				647
Branches	452	(1)	(3)				448
Office Buildings	200	(1)	—				199
Land	—	—	—				—

Rentable Sq. Ft.	20,910,046	(53,282)	(25,864)			—	20,830,900
Branches	2,836,800	(1,872)	(25,864)			1	2,809,065
Office Buildings	18,073,246	(51,410)	—			(1)	18,021,835

Occupied Sq. Ft.	20,132,952	(53,282)	(16,204)	33,013	(69,661)	100	20,026,918
Branches	2,777,571	(1,872)	(16,204)	6,021	(10,560)	551	2,755,507
Office Buildings	17,355,381	(51,410)	—	26,992	(59,101)	(451)	17,271,411

Occupancy	96.3%						96.1%

% of Base Revenue from:
Financial Institutions	83.4%						83.2%
“A” Rated Tenants	77.7%						77.9%
Net Leases	83.1%						82.9%

Lease Expiration (% of Base Revenue within Next Twelve Months)	1.9%						1.5%

Weighted Average Remaining Lease Term (years)	11.0						10.8

Value-Add

	Gramercy Realty Value-Add Assets, as of June 30, 2008(1)	Dispositions(2)	Reclass	New Leasing	Lease Terminations / Expirations	Remeasure / Adjustments	Gramercy Realty Value-Add Assets, as of Sept. 30, 2008

Number of Properties	296	(3)	(68)				225
Branches	178	(3)	(57)				118
Office Buildings	115	—	(9)				106
Land	3	—	(2)				1

Rentable Sq. Ft.	5,227,759	(21,003)	(457,406)			(1)	4,749,349
Branches	1,115,328	(21,003)	(255,636)			—	838,689
Office Buildings	4,112,431	—	(201,770)			(1)	3,910,660

Occupied Sq. Ft.	3,432,395	—	(138,428)	21,254	(14,487)	39	3,300,773
Branches	569,451	—	(15,312)	—	(1,410)	—	552,729
Office Buildings	2,862,944	—	(123,116)	21,254	(13,077)	39	2,748,044

Occupancy	65.7%						69.5%

% of Base Revenue from:
Financial Institutions	68.7%						68.1%
“A” Rated Tenants	59.2%						55.5%
Net Leases	67.5%						66.9%

Lease Expiration (% of Base Revenue within Next Twelve Months)	2.8%						2.8%

Weighted Average Remaining Lease Term (years)	10.1						9.8

Held for Sale

	Gramercy Realty HFS Assets, as of June 30, 2008	Dispositions	Reclass	New Leasing	Lease Terminations / Expirations	Remeasure / Adjustments	Gramercy Realty HFS Assets, as of Sept. 30, 2008

Number of Properties	84	(12)	71				143
Branches	43	(9)	60				94
Office Buildings	33	(3)	9				39
Land	8	—	2				10

Rentable Sq. Ft.	1,914,749	(153,981)	483,270				2,244,038
Branches	415,424	(76,192)	281,500				620,732
Office Buildings	1,499,325	(77,789)	201,770				1,623,306

Occupied Sq. Ft.	1,018,392	(88,878)	154,632	3,300	(15,386)	—	1,072,060
Branches	207,807	(42,804)	31,516	3,300	(10,832)	—	188,987
Office Buildings	810,585	(46,074)	123,116	—	(4,554)	—	883,073

Occupancy	53.2%						47.8%

% of Base Revenue from:
Financial Institutions	75.8%						76.6%
“A” Rated Tenants	72.7%						74.8%
Net Leases	72.1%						73.0%

Lease Expiration (% of Base Revenue within Next Twelve Months)	5.9%						3.8%

Weighted Average Remaining Lease Term (years)	11.0						10.9

(1)  Adjusted to include one leasehold interest (4,166 sq. ft.) that was acquired in a prior quarter, but was not previously reported.

(2)  Includes one leasehold termination.

Gramercy Realty – Portfolio Vacancies
Q3 2008 Supplemental

Gramercy Realty Portfolio

Top Ten Vacancies by State

	Number of	Rentable	Leased	Vacant	%
	Properties	Sq. Ft.	Sq. Ft.	Sq. Ft.	Vacant

Florida	161	3,373,614	2,924,131	449,483	13.3%
Illinois	14	1,432,194	1,120,122	312,072	21.8%
Virginia	52	2,804,352	2,498,358	305,994	10.9%
North Carolina	185	4,824,895	4,597,242	227,653	4.7%
New Jersey	69	1,335,091	1,109,172	225,919	16.9%
Texas	50	741,389	528,282	213,107	28.7%
Missouri	21	1,415,104	1,225,587	189,517	13.4%
Tennessee	19	402,880	225,494	177,386	44.0%
Georgia	74	1,536,107	1,378,524	157,583	10.3%
Pennsylvania	57	1,521,216	1,375,424	145,792	9.6%
	702	19,386,842	16,982,336	2,404,506

Vacancy by Building Size

	Number of	Rentable	Leased	Vacant	%
	Properties	Sq. Ft.	Sq. Ft.	Sq. Ft.	Vacant

Over 100,000 SF	55	15,658,158	14,687,766	970,392	6.2%
50,000 to 99,999 SF	31	2,248,029	1,816,119	431,910	19.2%
20,000 to 49,999 SF	138	3,956,468	3,071,829	884,639	22.4%
10,000 to 19,999 SF	258	3,601,090	2,909,889	691,201	19.2%
Under 10,000 SF	522	2,360,542	1,914,148	446,394	18.9%
Portfolio Total	1,004	27,824,287	24,399,751	3,424,536	12.3%

Top Ten Office Vacancies

	Rentable	Leased	Vacant	%
Property Name	Sq. Ft.	Sq. Ft.	Sq. Ft.	Vacant

Nations Bank Center - Richmond	540,229	355,859	184,370	34.1%
Bank of America Center - Chicago	983,778	817,087	166,691	16.9%
Wachovia Center Tower - Winston Salem	546,020	409,703	136,317	25.0%
Downtown St. Petersburg	87,755	—	87,755	100.0%
Bank of America Plaza - St. Louis	750,000	676,278	73,722	9.8%
Peoria Main	243,611	177,039	66,572	27.3%
Harborside - Jersey City	292,019	229,902	62,117	21.3%
State Street - Albany	167,195	109,705	57,490	34.4%
Fort Sam Houston	58,649	10,045	48,604	82.9%
Vincennes	63,540	21,069	42,471	66.8%
	3,732,796	2,806,687	926,109

13.4% of portfolio sq. ft.	27.0% of portfolio vacancy
15.8% of office sq. ft.	34.9% of office vacancy

Portfolio by Percent Vacant

	Number of	Rentable	Leased	Vacant
	Properties	Sq. Ft.	Sq. Ft.	Sq. Ft.

Vacant	94	564,243	—	564,243
90-99% Vacant	—	—	—	—
80-89% Vacant	2	78,667	13,710	64,957
70-79% Vacant	9	226,637	62,476	164,161
60-69% Vacant	14	283,905	101,518	182,387
50-59% Vacant	27	545,750	247,723	298,027
40-49% Vacant	51	860,516	476,812	383,704
30-39% Vacant	50	1,927,618	1,251,018	676,600
20-29% Vacant	51	2,269,507	1,707,774	561,733
10-19% Vacant	35	2,033,340	1,717,740	315,600
1-9% Vacant	38	5,074,221	4,861,097	213,124
No Vacancy	633	13,959,883	13,959,883	—
Portfolio Total	1,004	27,824,287	24,399,751	3,424,536

Land parcels are excluded from property totals.

Gramercy Realty – Portfolio Vacancies – Core, Value-Add and HFS Q3 2008 Supplemental

Core

Top Ten Vacancies by State

	Number of	Rentable	Leased	Vacant	%
	Properties	Sq. Ft.	Sq. Ft.	Sq. Ft.	Vacant

Illinois	4	1,245,533	1,010,259	235,274	18.9%
Virginia	31	2,586,044	2,385,426	200,618	7.8%
Missouri	7	858,060	783,162	74,898	8.7%
Texas	31	409,621	356,690	52,931	12.9%
Florida	103	2,507,686	2,461,259	46,427	1.9%
Pennsylvania	27	1,340,228	1,307,740	32,488	2.4%
New Jersey	41	550,403	521,074	29,329	5.3%
Maryland	7	1,008,233	982,535	25,698	2.5%
California	81	1,230,455	1,206,016	24,439	2.0%
North Carolina	169	4,120,254	4,098,837	21,417	0.5%
	501	15,856,517	15,112,998	743,519

Top Ten Office Vacancies

	Rentable	Leased	Vacant	%
Property Name	Sq. Ft.	Sq. Ft.	Sq. Ft.	Vacant

Nations Bank Center - Richmond	540,229	355,859	184,370	34.3%
Bank of America Center - Chicago	983,778	817,087	166,691	16.9%
Bank of America Plaza - St. Louis	750,000	676,278	73,722	12.4%
Peoria Main	243,611	177,039	66,572	27.1%
Fort Sam Houston - San Antonio	58,649	10,045	48,604	4.5%
Charles Street - Baltimore	517,942	494,698	23,244	3.8%
Bridgewater	95,620	76,602	19,018	19.9%
101 Independence - Charlotte	564,724	548,489	16,235	2.5%
Plaza - Philadelphia	481,958	469,793	12,165	41.3%
Redding Main Branch	29,113	17,095	12,018	6.9%
	3,725,395	3,287,126	438,269

17.9% of core sq. ft.	54.5% of core vacancy
20.7% of core office sq. ft.	58.4% of core office vacancy

Vacancy by Building Size

	Number of	Rentable	Leased	Vacant	%
	Properties	Sq. Ft.	Sq. Ft.	Sq. Ft.	Vacant

Over 100,000 SF	48	13,813,203	13,245,679	567,524	4.1%
50,000 to 99,999 SF	19	1,396,685	1,304,327	92,358	6.6%
20,000 to 49,999 SF	72	2,019,608	1,962,513	57,095	2.8%
10,000 to 19,999 SF	141	1,952,550	1,881,822	70,728	3.6%
Under 10,000 SF	367	1,648,854	1,632,577	16,277	1.0%
Core Total	647	20,830,900	20,026,918	803,982	3.9%

Portfolio by Percent Vacant

	Number of	Rentable	Leased	Vacant
	Properties	Sq. Ft.	Sq. Ft.	Sq. Ft.

Vacant	1	2,185	—	2,185
90-99% Vacant	—	—	—	—
80-89% Vacant	1	58,649	10,045	48,604
70-79% Vacant	—	—	—	—
60-69% Vacant	—	—	—	—
50-59% Vacant	—	—	—	—
40-49% Vacant	5	64,409	36,380	28,029
30-39% Vacant	5	604,402	397,667	206,735
20-29% Vacant	8	359,123	263,670	95,453
10-19% Vacant	23	1,575,277	1,325,275	250,002
1-9% Vacant	32	4,636,955	4,463,981	172,974
No Vacancy	572	13,529,900	13,529,900	—
Core Total	647	20,830,900	20,026,918	803,982

Value-Add

Top Ten Vacancies by State

	Number of	Rentable	Leased	Vacant	%
	Properties	Sq. Ft.	Sq. Ft.	Sq. Ft.	Vacant

New Jersey	19	677,294	522,998	154,296	22.8%
Florida	31	403,759	277,109	126,650	31.4%
New York	4	308,771	195,341	113,430	36.7%
Tennessee	14	289,735	182,349	107,386	37.1%
Missouri	12	520,934	426,224	94,710	18.2%
Texas	10	171,881	94,752	77,129	44.9%
Georgia	18	191,008	118,629	72,379	37.9%
Arkansas	6	231,303	164,043	67,260	29.1%
North Carolina	11	131,854	71,507	60,347	45.8%
California	14	281,566	224,573	56,993	20.2%
	139	3,208,105	2,277,525	930,580

Top Ten Office Vacancies

		Rentable	Leased	Vacant	%
Property Name		Sq. Ft.	Sq. Ft.	Sq. Ft.	Vacant

Schwab - Harborside		292,019	229,902	62,117	24.7%
State Street - Albany		167,195	109,705	57,490	34.4%
Arcadia - Kalamazoo		112,988	71,130	41,858	37.0%
Las Veg Ops Ctr		148,070	107,179	40,891	27.6%
One East Ave - Rochester		99,921	61,152	38,769	38.8%
Asheville Main		92,601	55,790	36,811	39.8%
NBOC Op Center - N Brunswick		260,931	227,849	33,082	12.7%
Kansas City Ops Cntr		317,732	286,619	31,113	9.8%
Quintard Ave - Anniston		28,671	—	28,671	95.8%
NBOC Operations - N Brunswick		26,118	—	26,118	26.8%
		1,254,227	919,424	334,803

26.4% of value-add sq. ft.		23.1% of value-add vacancy
32.1% of value-add office sq. ft.		28.8% of value-add office vacancy

Vacancy by Building Size

	Number of	Rentable	Leased	Vacant	%
	Properties	Sq. Ft.	Sq. Ft.	Sq. Ft.	Vacant

Over 100,000 SF	6	1,298,935	1,032,384	266,551	20.5%
50,000 to 99,999 SF	8	579,456	414,675	164,781	28.4%
20,000 to 49,999 SF	45	1,329,685	839,895	489,790	36.8%
10,000 to 19,999 SF	83	1,185,112	787,028	398,084	33.6%
Under 10,000 SF	82	356,161	226,791	129,370	36.3%
Value-Add Total	224	4,749,349	3,300,773	1,448,576	30.5%

Portfolio by Percent Vacant

	Number of	Rentable	Leased	Vacant
	Properties	Sq. Ft.	Sq. Ft.	Sq. Ft.

Vacant	27	170,300	—	170,300
90-99% Vacant	—	—	—	—
80-89% Vacant	—	—	—	—
70-79% Vacant	2	31,174	8,892	22,282
60-69% Vacant	4	74,533	25,748	48,785
50-59% Vacant	14	244,295	113,159	131,136
40-49% Vacant	32	588,429	325,979	262,450
30-39% Vacant	35	1,179,944	762,240	417,704
20-29% Vacant	36	1,227,430	930,345	297,085
10-19% Vacant	11	440,655	378,469	62,186
1-9% Vacant	5	399,296	362,648	36,648
No Vacancy	58	393,293	393,293	—
Value-Add Total	224	4,749,349	3,300,773	1,448,576

Held for Sale

Top Ten Vacancies by State

	Number of	Rentable	Leased	Vacant	%
	Properties	Sq. Ft.	Sq. Ft.	Sq. Ft.	Vacant

Florida	27	462,169	185,763	276,406	59.8%
North Carolina	5	572,787	426,898	145,889	25.5%
Indiana	4	175,237	58,595	116,642	66.6%
Pennsylvania	16	98,842	10,560	88,282	89.3%
Texas	9	159,887	76,840	83,047	51.9%
Georgia	13	102,982	23,364	79,618	77.3%
Tennessee	4	110,901	40,901	70,000	63.1%
Virginia	9	64,262	14,859	49,403	76.9%
Mississippi	4	72,498	29,487	43,011	59.3%
New Jersey	9	107,394	65,100	42,294	39.4%
	100	1,926,959	932,367	994,592

Top Ten Office Vacancies

		Rentable	Leased	Vacant	%
Property Name		Sq. Ft.	Sq. Ft.	Sq. Ft.	Vacant

Wachovia Ctr Tower - Winston Salem		546,020	409,703	136,317	25.0%
Downtown St. Petersburg		87,755	—	87,755	100%
Vincennes		63,540	21,069	42,471	66.8%
Logansport		49,045	11,707	37,338	76.1%
Memphis		56,552	26,178	30,374	53.7%
Greenville		37,143	9,991	27,152	73.1%
North Liberty		37,269	10,730	26,539	71.2%
Washington St		37,188	14,986	22,202	59.4%
Cocoa Village		35,487	14,410	21,077	47.9%
Jasmine Lakes - Port Richey		27,606	10,829	16,777	47.5%
		990,342	544,346	445,996

44.1% of HFS sq. ft.		38.1% of HFS vacancy
61.0% of HFS office sq. ft.		60.3% of HFS office vacancy

Vacancy by Building Size

	Number of	Rentable	Leased	Vacant	%
	Properties	Sq. Ft.	Sq. Ft.	Sq. Ft.	Vacant

Over 100,000 SF	1	546,020	409,703	136,317	25.0%
50,000 to 99,999 SF	4	271,888	97,117	174,771	64.3%
20,000 to 49,999 SF	21	607,175	269,421	337,754	55.6%
10,000 to 19,999 SF	34	463,428	241,039	222,389	48.0%
Under 10,000 SF	73	355,527	54,780	300,747	84.6%
HFS Total	133	2,244,038	1,072,060	1,171,978	52.2%

Portfolio by Percent Vacant

	Number of	Rentable	Leased	Vacant
	Properties	Sq. Ft.	Sq. Ft.	Sq. Ft.

Vacant	66	391,758	—	391,758
90-99% Vacant	—	—	—	—
80-89% Vacant	1	20,018	3,665	16,353
70-79% Vacant	7	195,463	53,584	141,879
60-69% Vacant	10	209,372	75,770	133,602
50-59% Vacant	13	301,455	134,564	166,891
40-49% Vacant	14	207,678	114,453	93,225
30-39% Vacant	10	143,272	91,111	52,161
20-29% Vacant	7	682,954	513,759	169,195
10-19% Vacant	1	17,408	13,996	3,412
1-9% Vacant	1	37,970	34,468	3,502
No Vacancy	3	36,690	36,690	—
HFS Total	133	2,244,038	1,072,060	1,171,978

Land parcels are excluded from property totals.

Gramercy Realty – Lease Expiration Q3 2008 Supplemental

Gramercy Realty Portfolio

Month-to-Month leases are included in 2008 expirations.

Leases for parking, signs, antennae, etc. are excluded.

Lease Expirations within Next 12 Months

Expiring	Number of Tenant Leases	Leased Sq. Ft.	% of Portfolio Rentable Sq. Ft.	% of Portfolio Base Rent
Monthly	76	222,938	0.8%	0.0%
Q4 2008	58	144,209	0.5%	0.2%
Q1 2009	61	191,298	0.7%	0.5%
Q2 2009	55	189,401	0.7%	0.6%
Q3 2009	32	101,892	0.4%	0.4%

Gramercy Realty – Lease Expiration – Core, Value-Add and HFS
Q3 2008 Supplemental

Core

Lease Expirations within Next 12 Months

Expiring	Number of Tenant Leases	Leased Sq. Ft.	% of Core Rentable Sq. Ft.	% of Core Base Rent
Monthly	28	118,009	0.6%	0.0%
Q4 2008	31	86,862	0.4%	0.2%
Q1 2009	31	123,571	0.6%	0.5%
Q2 2009	25	101,059	0.5%	0.5%
Q3 2009	19	77,202	0.4%	0.3%

Value-Add

Lease Expirations within Next 12 Months

Expiring	Number of Tenant Leases	Leased Sq. Ft.	% of Value-Add Rentable Sq. Ft.	% of Value-Add Base Rent
Monthly	35	75,218	1.6%	0.1%
Q4 2008	22	39,380	0.8%	0.2%
Q1 2009	24	45,357	1.0%	0.5%
Q2 2009	25	57,050	1.2%	1.0%
Q3 2009	12	23,271	0.5%	1.0%

Held for Sale

Lease Expirations within Next 12 Months

Expiring	Number of Tenant Leases	Leased Sq. Ft.	% of HFS Rentable Sq. Ft.	% of HFS Base Rent
Monthly	13	29,711	1.3%	0.1%
Q4 2008	5	17,967	0.8%	0.5%
Q1 2009	6	22,370	1.0%	0.4%
Q2 2009	5	31,292	1.4%	2.7%
Q3 2009	1	1,419	0.1%	0.1%

Month-to-Month leases are included in 2008 expirations.
Leases for parking, signs, antennae, etc. are excluded.

Gramercy Realty – Top Ten
Q3 2008 Supplemental

Gramercy Realty Portfolio

Top Ten Tenants by Percent of Base Rent

Tenants/Financial Institutions	Credit Rating*	Number of Locations	Rentable Sq. Ft.	% of Portfolio Rentable Sq. Ft.	% of Portfolio Base Rent

1 Bank of America, N.A.	A+	380	12,562,516	45.1%	45.0%
2 Wachovia Bank, National Association	A+	159	5,309,579	19.1%	14.2%
3 Regions Financial Corporation	A+	83	744,696	2.7%	4.3%
4 Citizens Financial Group	AA-	9	267,585	1.0%	2.4%
5 General Services Administration (GSA)	AAA	6	228,776	0.8%	1.9%
6 American International Insurance Company (AIG)	AA-	1	263,058	0.9%	1.9%
7 Branch Banking & Trust Co. (BB&T)	AA-	22	395,589	1.4%	1.6%
8 Key Bank	A	32	159,076	0.6%	1.3%
9 Citco Fund Services (USA, Inc)	N/A	1	104,343	0.4%	0.9%
10 Fifth Third Bank	A+	17	62,949	0.2%	0.8%
		710	20,098,167	72.2%	74.3%

* Ratings by Fitch. Individual lease agreements may be with unrated subsidiaries of named entities.

Top Ten States by Percent of Portfolio NOI

States	Number of Properties	Rentable Sq. Ft.	% of Portfolio Rentable Sq. Ft.	% Occupancy	% of Portfolio NOI

1 North Carolina	185	4,824,895	17.3%	95.3%	22.4%
2 Florida	161	3,373,614	12.1%	86.7%	13.5%
3 Virginia	52	2,804,352	10.1%	89.1%	10.9%
4 Georgia	74	1,536,107	5.5%	89.7%	6.2%
5 Maryland	7	1,008,233	3.6%	97.5%	5.6%
6 California	95	1,512,021	5.4%	94.6%	5.5%
7 Pennsylvania	57	1,521,216	5.5%	90.4%	5.4%
8 Missouri	21	1,415,104	5.1%	86.6%	4.6%
9 Illinois	14	1,432,194	5.1%	78.2%	3.4%
10 Delaware	2	378,723	1.4%	100.0%	2.6%
	668	19,806,459	71.2%	90.4%	80.2%

Land parcels are excluded from property totals.

Gramercy Realty – Top Ten – Core, Value-Add and HFS
Q3 2008 Supplemental

Top Ten Tenants by Percent of Base Rent

Core

Tenants	Credit Rating*	Number of Locations	Rentable Sq. Ft.	% of Core Rentable Sq. Ft.	% of Portfolio Rentable Sq. Ft.	% of Core Base Rent	% of Portfolio Base Rent

1 Bank of America, N.A.	A+	284	11,122,796	53.4%	40.0%	49.5%	41.1%
2 Wachovia Bank, National Association	A+	121	4,454,592	21.4%	16.0%	14.9%	12.4%
3 Citizens Financial Group	AA-	3	223,307	1.1%	0.8%	2.5%	2.1%
4 American International Insurance Company (AIG)	AA-	1	263,058	1.3%	0.9%	2.2%	1.9%
5 Branch Banking & Trust Co. (BB&T)	AA-	22	395,589	1.9%	1.4%	1.9%	1.6%
6 General Services Administration (GSA)	AAA	2	173,185	0.8%	0.6%	1.8%	1.5%
7 Key Bank	A	31	155,448	0.7%	0.6%	1.6%	1.3%
8 Sun Bank	A+	15	73,994	0.4%	0.3%	1.0%	0.8%
9 Regions Financial Corporation	A+	14	55,331	0.3%	0.2%	0.9%	0.7%
10 Robinson, Bradshaw & Hinson PA	N/A	1	117,107	0.6%	0.4%	0.9%	0.7%
		494	17,034,407	81.8%	61.2%	77.3%	64.2%

Value-Add

Tenants	Credit Rating*	Number of Locations	Rentable Sq. Ft.	% of Value-Add Rentable Sq. Ft.	% of Portfolio Rentable Sq. Ft.	% of Value-Add Base Rent	% of Portfolio Base Rent

1 Bank of America, N.A.	A+	75	1,285,300	27.1%	4.6%	24.8%	3.4%
2 Regions Financial Corporation	A+	49	509,434	10.7%	1.8%	19.7%	2.7%
3 Citco Fund Services	N/A	1	104,343	2.2%	0.4%	6.7%	0.9%
4 Wachovia Bank, National Association	A+	16	371,955	7.8%	1.3%	5.8%	0.8%
5 National City Bank	BBB+	4	54,778	1.2%	0.2%	2.2%	0.3%
6 Citizens Financial Group	AA-	6	44,278	0.9%	0.2%	2.1%	0.3%
7 General Services Administration (GSA)	AAA	3	48,443	1.0%	0.2%	2.1%	0.3%
8 Northern Trust Co.	N/A	1	26,570	0.6%	0.1%	1.7%	0.2%
9 Fifth Third Bank	A+	2	10,500	0.2%	0.0%	1.6%	0.2%
10 Sovereign Bank	BBB	2	15,000	0.3%	0.1%	1.4%	0.2%
		159	2,470,601	52.0%	8.9%	68.1%	9.3%

Held for Sale

Tenants	Credit Rating*	Number of Locations	Rentable Sq. Ft.	% of HFS Rentable Sq. Ft.	% of Portfolio Rentable Sq. Ft.	% of HFS Base Rent	% of Portfolio Base Rent

1 Wachovia Bank, National Association	A+	22	483,032	21.5%	1.7%	31.8%	1.0%
2 Regions Financial Corporation	A+	20	179,931	8.0%	0.6%	27.0%	0.9%
3 Bank of America, N.A.	A+	21	154,420	6.9%	0.6%	12.8%	0.4%
4 Schroeder Measurement Technologies, Inc.	N/A	1	20,913	0.9%	0.1%	3.0%	0.1%
5 Citibank	AA-	1	14,504	0.6%	0.1%	2.9%	0.1%
6 General Services Administration (GSA)	AAA	1	7,148	0.3%	0.0%	2.4%	0.1%
7 Wake Forest University Health Services	N/A	1	24,734	1.1%	0.1%	2.2%	0.1%
8 Deutsche Bank Securities, Inc.	AA-	1	10,924	0.5%	0.0%	1.9%	0.1%
9 Noregon Systems, Inc.	N/A	1	9,975	0.4%	0.0%	1.8%	0.1%
10 National City Bank	BBB+	1	10,319	0.5%	0.0%	1.7%	0.1%
		70	915,900	40.8%	3.3%	87.6%	2.8%

* Ratings by Fitch. Individual lease agreements may be with unrated subsidiaries of named entities.

Gramercy Realty – Top Ten – Core, Value-Add and HFS Q3 2008 Supplemental

Top Ten States by Percent of NOI

	Core

States		Number of Properties	Rentable Sq. Ft.	% Occupancy	% of Core Rentable Sq. Ft.	% of Portfolio Rentable Sq. Ft.	% of Core NOI	% of Portfolio NOI
1	North Carolina	169	4,120,254	99.5%	19.8%	14.8%	22.3%	21.4%
2	Florida	103	2,507,686	98.1%	12.0%	9.0%	14.0%	13.4%
3	Virginia	31	2,586,044	92.2%	12.4%	9.3%	11.4%	10.9%
4	Georgia	43	1,242,117	99.6%	6.0%	4.5%	6.2%	6.0%
5	Maryland	7	1,008,233	97.5%	4.8%	3.6%	5.8%	5.6%
6	Pennsylvania	27	1,340,228	97.6%	6.4%	4.8%	5.5%	5.3%
7	California	81	1,230,455	98.0%	5.9%	4.4%	5.1%	4.9%
8	Missouri	7	858,060	91.3%	4.1%	3.1%	3.6%	3.4%
9	Illinois	4	1,245,533	81.1%	6.0%	4.5%	3.2%	3.1%
10	Delaware	2	378,723	100.0%	1.8%	1.4%	2.7%	2.6%
		474	16,517,333	96.0%	79.3%	58.9%	80.5%	76.7%

	Value-Add

States		Number of Properties	Rentable Sq. Ft.	% Occupancy	% of Value-Add Rentable Sq. Ft.	% of Portfolio Rentable Sq. Ft.	% of Value-Add NOI	% of Portfolio NOI
1	Missouri	12	520,934	81.8%	11.0%	1.9%	33.7%	1.2%
2	California	14	281,566	79.8%	5.9%	1.0%	16.6%	0.6%
3	Tennessee	14	289,735	62.9%	6.1%	1.0%	14.4%	0.5%
4	Arkansas	6	231,303	70.9%	4.9%	0.8%	13.5%	0.5%
5	Florida	31	403,759	68.6%	8.5%	1.5%	12.1%	0.4%
6	Texas	10	171,881	55.1%	3.6%	0.6%	10.6%	0.4%
7	Georgia	18	191,008	62.1%	4.0%	0.7%	10.5%	0.4%
8	Pennsylvania	14	82,146	69.5%	1.7%	0.3%	8.9%	0.3%
9	Nevada	1	148,070	72.4%	3.1%	0.5%	8.1%	0.3%
10	Alabama	8	112,073	60.1%	2.4%	0.4%	8.1%	0.3%
		128	2,432,475	70.7%	51.2%	8.7%	143.1%	4.8%

	Held for Sale

States		Number of Properties	Rentable Sq. Ft.	% Occupancy	% of HFS Rentable Sq. Ft.	% of Portfolio Rentable Sq. Ft.	% of HFS NOI	% of Portfolio NOI
1	North Carolina	5	572,787	74.5%	25.5%	2.1%	232.9%	1.1%
2	Illinois	5	81,579	55.8%	3.6%	0.3%	25.7%	0.1%
3	Mississippi	4	72,498	40.7%	3.2%	0.3%	19.7%	0.1%
4	Texas	9	159,887	48.1%	7.1%	0.6%	18.7%	0.1%
5	Indiana	4	175,237	33.4%	7.8%	0.6%	10.8%	0.1%
6	Arkansas	2	26,833	69.6%	1.2%	0.1%	5.8%	0.0%
7	South Carolina	5	42,160	63.4%	1.9%	0.2%	1.6%	0.0%
8	Louisiana	1	5,591	0.0%	0.2%	0.0%	(2.1)%	0.0%
9	Colorado	1	4,315	0.0%	0.2%	0.0%	(2.3)%	0.0%
10	Connecticut	1	6,759	0.0%	0.3%	0.0%	(2.5)%	0.0%
		37	1,147,646	59.5%	51.1%	4.1%	362.8%	1.5%

Land parcels are excluded from property totals.

Gramercy Realty – Dispositions – Q3 Q3 2008 Supplemental

Gramercy Realty

Dispositions Report

Date of Inventory 9/30/2008

For Dispositions between 7/1/2008 and 9/30/2008

		Property	Own.				Zip	Disposition	Rentable	Occupied
Property	Property Name	Type	Code	Address	City	State	Code	Date	SF	SF	Occup %

234	234 - Lawrenceville	BRH	Leased	160 Lawrenceville Penning Road	Lawrenceville	NJ	8648	7/1/2008	2,362	0	—
575	0075 – Ventnor	BRH	Owned	Surrey & Atlantic	Ventnor	NJ	8406	8/15/2008	1,872	1,872	100.0%
3382	3382 - Washington Off	BRH	Owned	2 W Washington Ave	Washington	NJ	7882	7/28/2008	16,650	5,412	32.5%
3394	3394 - Milford	BRH	Owned	224 Broad St	Milford	PA	18337	8/6/2008	6,403	4,210	65.8%
3396	3396 - Mt. Penn Bldg	BRH	Owned	23rd & Perkiomen Avenues	Mt. Penn	PA	19606	8/6/2008	8,707	6,242	71.7%
3398	3398 - Phoenixvill Off	BRH	Owned	101 S Main Street	Pheonixville	PA	19460	8/6/2008	13,693	8,788	64.2%
3399	3399 - Pittston	BRH	Owned	1 S Main St Pittston Bypass	Pittston	PA	18640	8/27/2008	8,113	4,447	54.8%
3402	3402 - Pottstown	BRH	Owned	401 E High St	Pottstown	PA	19464	8/6/2008	6,232	4,485	72.0%
3407	3407 - Wind Gap Office	BRH	Owned	1 N Broadwy St(ATM) Rt 512&33	Wind Gap	PA	18091	7/14/2008	7,907	2,725	34.5%
3694	3694 - Alpharetta Highway	BRH	Owned	11180 Alpharetta Highway	Roswell	GA	30076	8/8/2008	14,242	0	—
3698	3698 - Jones Road	BRH	Owned	9211 Jones Road	Houston	TX	77065	9/2/2008	4,399	0	—
3721	93721 - East Atanta	BRH	Owned	1246 Glenwood Avenue S.E.	Atlanta	GA	30316	7/25/2008	1,992	0	—
4028	4028C - East Point	BRH	Owned	2791 EAST POINT STREET SW	EAST POINT	GA	30344	9/24/2008	6,495	6,495	100.0%

	Total Number of Properties for Branch			13					99,067	44,676	45.1%

3424	3424 - Charlottesville	OFF	Owned	123 E Main St	Charlottesville	VA	22902	9/30/2008	51,410	51,410	100.0%
5278	5278 - Inverness-Mn Bldng	OFF	Owned	1007 US Hwy 41 North	Inverness	FL	34450	7/14/2008	17,543	11,111	63.3%
5403	5403 - Founders-Mn Bldng	OFF	Owned	5613 N. May Ave.	Oklahoma City	OK	73112	8/4/2008	19,903	13,945	70.1%
5370	5370 - Reno Operations Cntr	OPS	Owned	895 S. 21st St.	Sparks	NV	89431	9/16/2008	40,343	21,018	52.1%

	Total Number of Properties for Office			4					129,199	97,484	75.5%

	Total Number of Properties			17					228,266	142,160	62.3%

Glossary Q3 2008 Supplemental

Term	Definition

Annualized Base Rent

The base rent, excluding Reimbursable Expenses and without Straightlining, required to be paid by a tenant under a lease during the most recently completed calendar quarter multiplied by four. Annualized Base Rent is computed without regard for scheduled rental increases, decreases or lease expirations, but does not include any amounts attributable to periods after a property is sold. For gross leases, Annualized Base Rent includes the entire amount paid by the tenant, including any portion that may be applied by the landlord to the payment of operating expenses.

EBITDA	Earnings before Interest, Taxes, Depreciation and Amortization equals Total Revenues (calculated on a GAAP basis, inclusive of the impact of straightlining of rents) less Operating Expenses.

Funds From Operations (FFO)

The revised White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT, in April 2002 defines FFO as net income (loss) (computed in accordance with GAAP, inclusive of the impact of straight line rents), excluding gains (or losses) from items which are not a recurring part of our business, such as debt restructurings, and sales of properties, plus real estate-related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. We consider gains and losses on the sales of debt investments to be a normal part of our recurring operations and therefore include such gains and losses when arriving at FFO.

GAAP	Generally accepted accounting principles.

Gross Revenue	Annualized Base Rent, excluding Straightlining plus Reimbursable Expenses.

LIBOR	London Interbank Offered Rate.

REIT	Real estate investment trust.

Reimbursable Expenses

The amount of operating expenses, real estate taxes and other charges incurred by the landlord that are required to be reimbursed by tenants under Base Year Leases and Triple Net Leases that do not require direct payment thereof by the tenants. Reimbursable Expenses do not include operating expenses, real estate taxes or other charges directly incurred and paid by tenants under Bond Net Leases or Triple Net Leases that require direct payments by the tenant.

Straightlining	Recognition of income or expense on a consistent basis throughout the term of the lease, regardless of when payments are actually due.

Investor Information Q3 2008 Supplemental

RESEARCH COVERAGE - EQUITY

Douglas Harter	Credit Suisse	(212) 538-5983

Stephen Laws	Deutsche Bank Securities, Inc.	(212) 250-6219

Andrew Wessel	JP Morgan	(212) 622-8051

David Fick	Stifel Nicolaus & Company, Inc.	(443) 224-1308

Omotayo Okusanya	UBS Securities, LLC.	(212) 713-1864

Jim Shanahan	Wachovia Capital Markets, LLC.	(443) 263-6546

INVESTOR INFORMATION

Transfer Agent	Investor Inquiries
The Bank of New York Mellon Corporation 480 Washington Blvd Jersey City, New Jersey 07310

Shareholders, prospective investors and analysts seeking information about the Company should direct their inquiries to:

Director of Investor Relations

Gramercy Capital Corp.

420 Lexington Avenue, Suite 1926

New York, NY 10170

212-297-1000

www.gramercycapitalcorp.com

This information is provided as a service to interested parties and not as an endorsement of any report, nor representation as to the accuracy of any information contained therein. Opinions, forecasts and other forward-looking statements expressed in analysts’ reports may change without notice.

Corporate Directory Q3 2008 Supplemental

Executive Officers

Roger M. Cozzi

President and Chief Executive Officer

Robert R. Foley

Chief Operating Officer

John B. Roche

Chief Financial Officer

Independent Auditors

Ernst & Young LLP

New York, NY

Legal Counsel

Clifford Chance US LLP

New York, NY

Headquarters

420 Lexington Avenue, Suite 1926

New York, NY 10170

(212) 297-1000

(212) 297-1090 fax

www.gramercycapitalcorp.com

Non-Officer Directors

Stephen L. Green

Chairman of the Board

Director; Investment Committee

Allan J. Baum

Director; Audit Committee;

Compensation Committee;

Private Investor

Marc Holliday

Director, Investment Committee

Jeffrey E. Kelter

Director; Compensation Committee;

Nominating and Corporate Governance Committee;

Investment Committee;

Chief Executive Officer, KTR Capital Partners, LLC

Paul J. Konigsberg

Director; Audit Committee;

Nominating and Corporate Governance Committee;

Senior Partner and President, Konigsberg Wolf and Co., P.C.

Charles S. Laven

Director; Audit Committee;

Compensation Committee;

Nominating and Corporate Governance Committee;

President, Forsyth Street Advisors, LLC